united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	11/30

Date of reporting period:	11/30/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Auer Growth Fund

Annual Report

November 30, 2019

Fund Adviser:

SBAuer Funds, LLC
8801 River Crossing Blvd, Suite 100
Indianapolis, IN 46240
Toll Free (888) 711-AUER (2837)
www.auergrowthfund.com

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (888) 711-2837. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

MANAGEMENT’S DISCUSSION OF FUND
PERFORMANCE - (Unaudited)

As we close the first decade of the Auer Growth Fund (the “Fund”), we are disappointed by the Fund’s underperformance. At our core we believe strongly in our strategy of buying low priced stocks that are increasing sales and earnings. Unfortunately, the market hasn’t appreciated the quality of the companies we have been investing in on a consistent basis. We feel strongly that our style of investing is returning to favor and after reading this discussion we believe you will agree.

For the year ending November 30 2019, Auer Growth Fund was up 3.44% compared to the S&P 500 Total Return Index (the “Index”), which was up 16.11%. We believe that much of the relative underperformance in 2019 can be attributed to the Auer Growth Fund’s heavy investment in the energy, basic materials and banking sectors. The Fund’s investment in these underperforming sectors led to our underperformance relative to the Index. In particular, William Lyons Homes, Ferroglobe PLC, Callon Petroleum Company and Carrizo Oil & Gas created losses in the portfolio. On the positive side, the Fund did have three positions double in value; ProPetro Holding Corp, Coda Octopus Group and Teekay Tankers Ltd all doubled in value during the year.

The 10-year period before the Fund launch was much more kind to our style of investing, but we cannot talk much about those details here, and, for our shareholders, that is of little concern. So instead of reflecting on the past, I would like to talk about the future, which is impossible to predict; but we can maybe talk about what we believe will be in focus, even though we have no idea what the future movements will be.

One thing that will have to be in focus will be the direction of interest rates. There are many who are predicting that the United States will follow other countries and see rates on government-backed debt actually go negative. This has happened this year in Germany, and even their 30 year government bonds touched negative rates! The consequences of this are hard to calculate. What negative rates mean as far as what it is signaling for the true economic health of an economy or global economy is at best gloom, but probably more in line with disaster. Former Federal Reserve chairs have been quoted that the negative rates will come to the U.S. The current chair says no, however.

The second item for investors is inflation. Although the Consumer Price Index or other government stated measures show mild or benign inflation, the true consumer knows the cost of real living is not advancing at the slow rate stated. Some items, because of technology, such as the price of a 4K TV may be declining, or the cost of trading stocks even have declined, but the real cost of having a roof over your head, keeping

1

MANAGEMENT’S DISCUSSION OF FUND
PERFORMANCE - (Unaudited) (continued)

your family safe, healthy and fed is going up much more rapidly. You can now spend almost $35k for a Honda Accord with all the safety features. They were at one time under $10k. That’s a lot more than 2% inflation per year. Costs for medical items, as well as education costs, have risen much higher than stated inflation. Inflation is going to be a factor. The government, we believe, has a vested interest to state it as lower as they can slow the rate of social security payments and other entitlement programs.

The third item will then be the total debt. The government debt is now around $23 trillion. Corporations have taken on huge debt as the cost of the debt declined, and many used debt to buy back their stocks, which has been a big part of the rally. Stocks like McDonalds and Home Depot have not grown top line revenue nearly as much as the debt level. Still, these companies could take even more debt on and easily serviced it with their cash flow at current levels. I like a definition of debt that I heard – it’s borrowing today to buy something you can’t afford, hoping you can pay it back tomorrow. There is no way the US government can pay back the $23 trillion without just printing it electronically and putting it into the accounts that hold the debt.

So those big 3 things, rates…inflation….debt, are all huge gears that will move financial asset classes and markets. But, for the stock investor, the biggest lever will be what I see as a huge shortage of stock: not enough new stocks coming; too much, and too long of holding of private equity of new incubated businesses; continued buybacks of current stocks by management; too much regulation; and too hard to bring a new company public. We believe that these factors will continue to help the stocks that are left, and the equity asset class, in general. This is a bigger story I believe than all the other 3 added together, and it will be why, if the market continues to advance from record highs to even higher records with little pause, people will be saying it makes no sense. But it actually makes all the sense in the world.

We are optimistic that our style of investing, which was passed over the previous decade, will compare much better in the coming one. We are sticking to it, and welcome you to come along.

Bob Auer
Senior Portfolio Manager

2

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns* (For the periods ended November 30, 2019)
	1 Year	5 Year	10 Year
Auer Growth Fund	3.44%	0.89%	3.04%
S&P 500® Index**	16.11%	10.98%	13.44%

Total annual operating expenses, as disclosed in the Auer Growth Fund (the “Fund”) prospectus dated March 30, 2019, which included acquired fund fees and expenses of 0.01%, were 2.16% of average daily net assets. Additional information pertaining to the Fund’s expense ratios as of November 30, 2019 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 711-2837.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index (the “Index”) is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (888) 711-2837.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

The chart above assumes an initial investment of $10,000 made on November 30, 2009 and held through November 30, 2019. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Auer Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 711-2837. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Fund is long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that SBAuer Funds, LLC (the “Adviser”) believes present the most favorable potential for capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

This Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

5

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS

November 30, 2019

COMMON STOCKS – 97.35%	Shares	Fair Value
Communication Services – 2.02%
Gravity Company Ltd. - ADR(a)	12,500	$484,625

Consumer Discretionary – 4.62%
DGSE Companies, Inc.(a)	82,000	114,800
Jerash Holdings (US), Inc.	16,000	103,520
LGI Homes, Inc.(a)	6,700	484,209
Malibu Boats, Inc., Class A(a)	7,500	296,550
Select Interior Concepts, Inc., Class A(a)	10,500	108,150
		1,107,229
Consumer Staples – 1.27%
Alico, Inc.	9,000	304,740

Energy – 19.59%
Amplify Energy Corporation	36,000	198,000
Bonanza Creek Energy, Inc.(a)	16,000	279,360
DHT Holdings, Inc.	100,000	734,000
Dorian LPG Ltd.(a)	45,000	645,750
Earthstone Energy, Inc., Class A(a)	28,000	125,160
Montage Resources Corporation(a)	67,000	330,980
Murphy Oil Corporation	23,000	529,230
North American Construction Group Ltd.	36,000	394,200
Northern Oil and Gas, Inc.(a)	150,000	267,000
Parker Drilling Company(a)	12,000	229,200
PDC Energy, Inc.(a)	7,800	177,294
Ring Energy, Inc.(a)	137,000	263,040
SilverBow Resources, Inc.(a)	24,000	209,280
Smart Sand, Inc.(a)	32,500	75,400
WPX Energy, Inc.(a)	24,000	236,160
		4,694,054
Financials – 35.51%
Apollo Global Management LLC	7,700	337,260
Banco Latinoamericano de Comercio Exterior S.A., Class E	5,700	122,949
Bank OZK	8,000	237,440
Brighthouse Financial, Inc.(a)	13,000	535,080
CB Financial Services, Inc.	5,300	157,781

See accompanying notes which are an integral part of these financial statements.

6

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS – (continued)

November 30, 2019

COMMON STOCKS – 97.35% – continued	Shares	Fair Value
Financials – 35.51% – continued
Central Federal Corporation(a)	10,000	$139,100
Citizens Community Bancorp, Inc.	11,000	131,450
County Bancorp, Inc.	5,500	132,770
Customers Bancorp, Inc.(a)	10,000	233,800
Eagle Bancorp Montana, Inc.	7,000	149,660
Ellington Financial, Inc.	6,500	117,715
Emclaire Financial Corporation	8,000	251,600
Enstar Group Ltd.(a)	1,300	265,473
ESSA Bancorp, Inc.	7,000	120,610
Exantas Capital Corporation	20,500	246,820
Fauquier Bankshares, Inc. - ADR	6,000	120,000
First Bancshares, Inc. (The)	4,200	140,952
First Choice Bancorp	5,700	129,732
First Savings Financial Group, Inc.	2,200	148,060
Flagstar Bancorp, Inc.	6,500	242,190
FS Bancorp, Inc.	4,300	257,054
Greenlight Capital Re Ltd., Class A(a)	12,000	125,280
Guaranty Federal Bancshares, Inc.	5,000	122,500
Hilltop Holdings, Inc.	21,000	517,230
MainStreet Bancshares, Inc.(a)	5,700	125,001
Mercantile Bank Corporation	3,400	119,850
NMI Holdings, Inc., Class A(a)	22,000	738,540
Orrstown Financial Services, Inc.	10,700	234,544
PennyMac Financial Services, Inc.	7,700	264,187
Provident Bancorp, Inc.(a)	10,200	120,360
Salisbury Bancorp, Inc.	3,000	142,500
SB One Bancorp	10,500	248,220
Sierra Bancorp	4,500	120,600
Simmons First National Corporation, Class A	5,000	129,550
SLM Corporation	13,200	112,596
SmartFinancial, Inc.	12,700	289,560
South Plains Financial, Inc.	14,000	265,720
Synchrony Financial	6,600	246,906
Tremont Mortgage Trust	25,000	126,000
Veritex Holdings, Inc.	9,200	239,292
		8,505,932

See accompanying notes which are an integral part of these financial statements.

7

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS – (continued)

November 30, 2019

COMMON STOCKS – 97.35% – continued	Shares	Fair Value
Health Care – 6.42%
Alexion Pharmaceuticals, Inc.(a)	4,500	$512,730
Corcept Therapeutics, Inc.(a)	9,200	118,036
Emergent BioSolutions, Inc.(a)	9,000	493,740
Galapagos NV - ADR(a)	1,400	274,134
Vanda Pharmaceuticals, Inc.(a)	8,300	138,859
		1,537,499
Industrials – 15.98%
Controladora Vuela Cia de Aviacion S.A.B de C.V. - ADR(a)	46,000	480,700
Costamare, Inc.	78,000	641,940
CPI Aerostructures, Inc.(a)	16,000	110,240
Fly Leasing Ltd. - ADR(a)	14,000	274,820
Fortress Transportation and Infrastructure Investors LLC	14,500	261,145
Greenbrier Companies, Inc. (The)	8,000	225,120
IES Holdings, Inc.(a)	14,000	303,660
Kelso Technologies, Inc.(a)	160,000	120,080
Northwest Pipe Company(a)	9,500	326,135
Orion Energy Systems, Inc.(a)	82,000	240,260
Orion Group Holdings, Inc.(a)	23,000	126,730
Perma-Fix Environmental Services, Inc.(a)	16,500	117,150
Taylor Devices, Inc.(a)	9,500	99,465
Trinity Industries, Inc.	12,500	263,000
Willis Lease Finance Corporation(a)	4,000	240,000
		3,830,445
Information Technology – 3.50%
ACM Research, Inc., Class A(a)	9,000	124,290
IEC Electronics Corporation(a)	35,000	298,900
LGL Group, Inc.(a)	12,500	172,500
Opera Ltd. - ADR(a)	24,000	243,360
		839,050
Materials – 8.44%
Advanced Emissions Solutions, Inc.	44,000	447,480
Eldorado Gold Corporation(a)	27,000	211,680
Flexible Solutions International, Inc.	78,000	189,961

See accompanying notes which are an integral part of these financial statements.

8

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS – (continued)

November 30, 2019

COMMON STOCKS – 97.35% – continued	Shares	Fair Value
Materials – 8.44% – continued
Gold Resource Corporation	110,000	$490,600
Mayville Engineering Company, Inc.(a)	27,000	252,450
Warrior Met Coal, Inc.	21,000	431,130
		2,023,301
Total Common Stocks (Cost $22,339,918)		23,326,875

MONEY MARKET FUNDS – 2.78%
Fidelity Investments Money Market Government Portfolio - Class I, 1.53%(b)	666,483	666,483
Total Money Market Funds (Cost $666,483)		666,483
Total Investments – 100.13% (Cost $23,006,401)		23,993,358
Liabilities in Excess of Other Assets – (0.13)%		(30,308)
NET ASSETS – 100.00%		$23,963,050

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2019.

ADR	- American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

9

AUER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES

November 30, 2019

Assets
Investments in securities at fair value (cost $23,006,401)	$23,993,358
Receivable for fund shares sold	499,952
Dividends receivable	29,007
Prepaid expenses	2,936
Total Assets	24,525,253
Liabilities
Payable for fund shares redeemed	500,024
Payable to Adviser	29,788
Payable to Administrator	7,700
Other accrued expenses	24,691
Total Liabilities	562,203
Net Assets	$23,963,050
Net Assets consist of:
Paid-in capital	$32,352,476
Accumulated deficit	(8,389,426)
Net Assets	$23,963,050
Shares outstanding (unlimited number of shares authorized, no par value)	2,951,264
Net asset value, offering and redemption price per share(a)	$8.12

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

10

AUER GROWTH FUND
STATEMENT OF OPERATIONS

For the year ended November 30, 2019

Investment Income
Dividend income (net of foreign taxes withheld of $6,985)	$400,748
Total investment income	400,748
Expenses
Adviser	359,256
Fund accounting	32,345
Administration	29,500
Legal	19,642
Audit and tax preparation	18,500
Transfer agent	18,000
Trustee	13,770
Compliance services	12,000
Report printing	11,356
Registration	7,909
Custodian	4,900
Insurance	3,794
Pricing	2,964
Miscellaneous	20,158
Total expenses	554,094
Net investment loss	(153,346)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(2,830,092)
Net realized loss on foreign currency translations	(14)
Net change in unrealized appreciation of investment securities	3,739,779
Net realized and change in unrealized gain on investments	909,673
Net increase in net assets resulting from operations	$756,327

See accompanying notes which are an integral part of these financial statements.

11

AUER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(153,346)	$(226,002)
Net realized gain (loss) on investment securities and foreign currency translations	(2,830,106)	3,622,980
Net change in unrealized appreciation (depreciation) of investment securities	3,739,779	(6,764,203)
Net increase (decrease) in net assets resulting from operations	756,327	(3,367,225)
Capital Transactions
Proceeds from shares sold	7,743,805	480,252
Proceeds from redemption fees(a)	—	658
Amount paid for shares redeemed	(10,343,934)	(2,329,760)
Net decrease in net assets resulting from capital transactions	(2,600,129)	(1,848,850)
Total Decrease in Net Assets	(1,843,802)	(5,216,075)
Net Assets
Beginning of year	25,806,852	31,022,927
End of year	$23,963,050	$25,806,852
Share Transactions
Shares sold	956,328	52,397
Shares redeemed	(1,291,291)	(257,379)
Net decrease in shares outstanding	(334,963)	(204,982)

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

12

AUER GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	Fiscal Year Ended November 30,
	2019	2018	2017	2016	2015
Selected Per Share Data:
Net asset value, beginning of year	$7.85	$8.89	$6.84	$6.93	$7.77
Investment operations:
Net investment loss	(0.06)	(0.07)	— (a)	(0.11)	(0.20)
Net realized and unrealized gain (loss)	0.33	(0.97)	2.05	0.02 (b)	(0.64)
Total from investment operations	0.27	(1.04)	2.05	(0.09)	(0.84)
Paid in capital from redemption fees	—	— (a)	— (a)	— (a)	—
Net asset value, end of year	$8.12	$7.85	$8.89	$6.84	$6.93
Total Return(c)	3.44%	(11.70)%	29.97%	(1.30)%	(10.81)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$23,963	$25,807	$31,023	$25,171	$34,760
Ratio of expenses to average net assets	2.31%	2.15%	2.29%	2.44%	1.98%
Ratio of net investment income (loss) to average net assets	(0.64)%	(0.74)%	0.09%	(1.07)%	(0.75)%
Portfolio turnover rate	210%	172%	191%	175%	138%

(a)	Rounds to less than $0.005 per share.

(b)

Realized and unrealized gains and losses in the caption are balancing amounts necessary to reconcile the change in net in net asset value for the period and may not reconcile with the Statement of Operations due to share transactions for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

13

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS

November 30, 2019

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Fund is to provide long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is SBAuer Funds, LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

14

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended November 30, 2019, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations

15

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended November 30, 2019, the Fund made the following reclassifications to increase (decrease) the components of net assets. These differences are primarily due to differences in the treatment of net operating losses.

Paid-In Capital	Accumulated Deficit
$(291,134)	$291,134

16

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 7 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

17

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE
MEASUREMENTS – continued

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other

18

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE
MEASUREMENTS – continued

methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2019:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$23,326,875	$—	$—	$23,326,875
Money Market Funds	666,483	—	—	666,483
Total	$23,993,358	$—	$—	$23,993,358

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2019, the Adviser earned a fee of $359,256 from the Fund. At November 30, 2019, the Fund owed the Adviser $29,788 for advisory services.

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended November 30, 2019, the Administrator

19

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES –
continued

earned fees of $29,500 for administration services, $32,345 for fund accounting services, $18,000 for transfer agent services and $12,000 for compliance services. At November 30, 2019, the Fund owed the Administrator $7,700 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust received annual compensation of $2,070 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each received annual compensation of $2,520 per fund from the Trust. Trustees also received $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Trust, with respect to the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Fund will pay the Distributor, the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares,

20

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES –
continued

or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time upon 60 days notice to shareholders.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2019, purchases and sales of investment securities, other than short-term investments, were $48,126,838 and $50,618,071, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended November 30, 2019.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. At November 30, 2019, Bryan Auer and Janet Auer, who are married, owned 50.10% of the Fund. As a result, Bryan and Janet Auer each may be deemed to control the Fund. Bryan Auer is an affiliate of the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$2,268,528
Gross unrealized depreciation	(1,269,394)
Net unrealized appreciation/(depreciation) on investments	$999,134
Tax cost of investments	$22,994,224

21

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 7. FEDERAL TAX INFORMATION – continued

As of November 30, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to master limited partnership related adjustments.

At November 30, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(9,388,560)
Unrealized appreciation on investments	999,134
Total accumulated deficit	$(8,389,426)

As of November 30, 2019, the Fund had short-term and long-term capital loss carryforwards of $3,341,902 and $5,891,116, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the fiscal year ended November 30, 2019, the Fund did not utilize any capital loss carryforwards.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the flowing fiscal year for tax purposes. For the year ended November 30, 2019, the Fund deferred $155,542 of late year ordinary losses.

NOTE 8. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2019, the Fund had 35.51% of the value of its net assets invested in stocks within the Financials sector.

22

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Effective December 31, 2019, the Fund’s principal underwriter and distributor, Unified Financial Securities, LLC, (“Unified”) merged with and into Ultimus Fund Distributors, LLC (“UFD”). On that date, the distribution agreement pursuant to which Unified served as the principal underwriter of the Fund automatically terminated was, with the Board’s approval, replaced with a new distribution agreement on substantially the same terms, except that UFD is the new principal underwriter.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Auer Growth Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting

24

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM – (continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2008.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 23, 2020

25

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 through November 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Auer Growth Fund	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$ 1,000.00	$ 1,103.30	$ 12.23	2.32%
Hypothetical(b)	$ 1,000.00	$ 1,013.43	$ 11.71	2.32%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

26

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund.

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since 2008.

27

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Current: Retired (2017 to present) Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001 - 2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 25 series.

28

TRUSTEES AND OFFICERS (Unaudited) – (continued)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011 and CCO of Unified Financial Securities, LLC, since 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

29

ADVISER AGREEMENT RENEWAL (Unaudited)

The Auer Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, SBAuer Funds, LLC (“Auer”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on August 14, 2019 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Auer. At the Trustees’ quarterly meeting held in August 2019, a sub-committee of the Board interviewed certain executives of Auer, including Auer’s Chief Compliance Officer, its Portfolio Manager and Operations Manager, and its Senior Portfolio Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Auer (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Auer for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Auer provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Auer’s Portfolio Managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Auer who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Auer to the Fund.

(ii)

Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2019. The Trustees observed that the Fund had underperformed its benchmark, the S&P 500 Index, for the year-to-date, and the one-, three-, five-, and ten-year periods, trailing by the least amount over the year-to-date period. The Trustees noted that the Fund had outperformed

30

ADVISER AGREEMENT RENEWAL (Unaudited)(continued)

the average return of its Morningstar Small Blend Category over the year-to-date period, though it had underperformed over the one-, three-, five- and ten-year periods. Because the Fund does not currently compare well in market capitalization or style to either its benchmark or its category, the Trustees considered the Fund’s performance as compared to the Russell 2000 Value Index, and noted that the Fund outperformed the index for the year-to-date period but underperformed for all other periods. The Trustees recognized Auer’s commitment to its investment philosophy and noted that the Fund’s underperformance was primarily due to the Adviser’s quantitative, earnings momentum style, which has been hurt by market distortions created by artificially low interest rates. They noted in particular that the Fund historically has tended to be either a first quartile or fourth quartile performer, and pointed out that the stocks in the Fund’s portfolio are not included in the indexes, and thus are not benefiting from what has been an index-driven market.

(iii)

Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds, which indicated that the Fund’s management fee is higher than the average and median for funds of comparable size in the Fund’s Morningstar category. The Trustees indicated that they agreed with Auer that the extensive work done by Auer in manually reviewing and evaluating earnings reports as part of its investment process provides support for a higher than average management fee. The Trustees also considered a profitability analysis prepared by Auer for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Auer is not earning a profit as a result of managing the Fund. The Trustees considered other potential benefits that Auer may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, and noted Auer’s representation that it does not enter into soft dollar arrangements on behalf of the Fund. After considering the above information, the Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Auer’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Auer’s services to the Fund.

(iv)

Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Auer will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Auer’s lack of profitability in managing the Fund, it does not appear that Auer is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

31

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (888) 711-2837 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available: (1) without charge upon request by calling the Fund at (888) 711-2837 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

SBAuer Funds, LLC

8801 River Crossing Blvd, Suite 100

Indianapolis, IN 46240

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Symons Value
Institutional Fund

Annual Report

November 30, 2019

Fund Adviser:

Symons Capital Management, Inc.
650 Washington Road, Suite 800
Pittsburgh, PA 15228
Toll Free (877) 679-6667
www.symonsfunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (877) 679-6667. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

SYMONS® VALUE INSTITUTIONAL FUND MARKET

DISCUSSION AND OUTLOOK

Thank you to our shareholders for your continued support and loyalty during the past year and since the inception of the Symons® Value Institutional Fund (SAVIX) (the “Fund”). We consistently strive to achieve favorable protection-focused long-term returns and to provide you with excellent service and accessibility. We invite you to visit our website at www.symonsfunds.com to learn more about our firm, investment philosophy and process.

2019 REVIEW AND THE BIG PICTURE

2019 was a remarkable year for financial markets. The S&P 500 Index (the “Index”) was up more than 30%. At the same time, Wall Street earnings estimates were down about 5% from a year ago — which is called an earnings recession. Why the disparity?

Do we have a China trade deal that matters? A Phase One deal was announced in December, but the full terms were not disclosed. There is supposed to be a signing on January 15. We viewed the deal as superficial and believe the market did as well. In the time since when the announcement was made, equity market didn’t move, bonds rose a bit, and agricultural prices decreased a bit. Not what one would expect out of a real trade deal. We think it is fair to call it a trade truce. While they say they’ll keep talking, they can’t seem to reach a serious agreement on anything. Still, trade deal optimism is one Wall Street argument for why the market is fine.

Do we have Federal Reserve System (the “Fed”) liquidity interventions that matter? In our opinion, perhaps for stock prices, if not for the “real” economy. Problems in the bank repo (repurchase) market have been in the news since mid-September. This market is where banks that have excess reserves make overnight loans to banks that are short of their required reserves. Banks started refusing to lend to each other in mid-September and so repo interest rates soared. The Fed jumped in to lend to banks with insufficient reserves in order to keep repo interest rates down and stop a repo market crisis, but the crisis continued through the fourth quarter of 2019. Our original understanding was that the Fed may have added repo market support of $50 billion of liquidity, but instead it looks like they’re willing to add $500 billion to keep the interbank lending market functioning. This is unprecedented. Repo rates hardly moved when the Fed announced continued repo market support. You would think $500 billion is enough liquidity, but the market reaction makes us wonder. Which leaves unanswered the question of what exactly is causing the repo market stress. Nevertheless, the Fed did manage to quell concerns enough to get past the end-of-year funding turn from 2019 to 2020.

More broadly, the turnaround in Fed monetary policy from a year ago is stunning. In 2018 the Fed raised interest rates and indicated it would continue to do so in 2019. It also indicated that it would continue Quantitative Tightening (QT) in 2019 — reducing the size of its balance sheet by selling assets. Both actions were supposed to “normalize” monetary policy, by allowing the market more of a say in determining interest rates and asset prices. That didn’t last for long. What the Fed actually did in 2019 was to lower interest rates three times and to inject hundreds of billions of Quantitative Easing (QE) liquidity into the financial system. Why the change in policy? The U.S. economy didn’t alter its slow-growth pace. Rather, we believe the Fed reversed course due to stress in the financial markets, starting with the almost 20% stock market drop in late 2018. The Fed is worried about the functioning of the financial system, about the markets becoming illiquid, which we believe was a problem that was caused by the Fed itself, in allowing the system to become addicted to constant central bank liquidity injections. Overall, the Fed and other central banks seem to be faced with a market fragility problem of their own making.

Why did the stock market have such a remarkable 2019? We would suggest that the basic reason was the constant addition of market liquidity by central banks adding to the money supply. The central banks buy up risk-free assets like U.S. Treasury bonds, and investors use that cash to buy the riskier assets like stocks and junk bonds. Can this continue? For a while, yes, but not forever.

The current market inconsistencies are why Symons Capital’s Intelligent Risk Management (IRM) investment process has led us to tilt toward higher quality stocks and what we believe are safer investment assets. In addition, as liquidity concerns gradually increase, cash becomes a more valuable asset. Cash both reduces downside risk and allows us to be a more nimble investor when attractive investment opportunities become available. As the macroeconomic and fundamental investment factors evolve, we steadily reorient our portfolios.

Bottom line — based partially on trade deal hopes but primarily on the Fed’s highly accommodative monetary policies of dropping rates and adding cash to financial markets, in 2019 the market took the ball and ran with it. We, on the other hand, have stayed conservative. It’s the stance we think is appropriate given the concerns we see on the horizon.

THE ECONOMY AND INVESTMENT MARKETS

We believe that the global economy is close to stall-speed, and the U.S. economy continues to slow down, but inch forward. With all the central banks’ liquidity support of markets it is hard to see a stock market downturn and easy to imagine a sideways stock market. With the current historically high asset valuations it is also difficult to imagine 2020 showing asset price gains anything like what happened in 2019.

The concerns we see directly affect the sustainability of the bullish narratives of 2019, so let’s go through them. First is the supposed trade deal. The idea of a real, thorough, final Phase Two deal that involves all the sticking points seems incredibly unlikely. We see the highest probability being that it will take a long time, if ever, before we see a significant trade deal. Could we see tariff increases? It seems like a bit of a nuclear option, and tariff threats start looking like paper tigers if we keep ignoring the dates. Trump regularly tells us they’re getting close to a big deal, but we’ve been hearing that for a very long time.

The trade dispute involves much more than tariffs. The unresolved difficult parts of a trade deal involve a range of serious national security concerns. They include actions by China concerning theft of intellectual property (patents, etc.), forced transfer of technology if a company wants to do business in China, and joint venture requirements — where foreign enterprises have to have Chinese partners in order to do business there. These are more than purely economic/tariff issues, and so are more difficult to resolve. These issues have been building for a long time, and are unlikely to be resolved quickly.

We think the more important concern is the financial stress we see in the system, first in the repo market and more recently with QE4, where the Fed has said it plans to purchase T-bills at the rate of $60 billion a month through April 2020. The size and speed of the liquidity injections has been dramatic. At the pace of expansion and the timetable given, it looks like the Fed balance sheet will hit a new all-time high in 2020, a far cry from the late-2018 path of Quantitative Tightening and balance sheet reduction. Of course, the Fed can change its plans again.

Why are these Fed interventions necessary? We are told we have a healthy economy, but financial markets are showing stress. On the repo market problems, the Bank for International Settlement (BIS) came out with a paper on what happened. They say that the Fed was facing multiple potential LTCM situations (a hedge fund that failed in 1998 and that then Fed Chair Alan Greenspan decided to bail out) from “tight” conditions in the repo market. There are several hedge funds that are using the repo market for leverage funding and they were under stress. Apparently, you can never put that increased money supply liquidity back in the bottle. At this point, with all the money added over the past decade, and only one short-lived attempt at QT to cut back all the QE asset purchases by the Fed, we wonder whether the Fed can ever put any of its QE back without undue stress to the system.

The current financial markets seem to be very reliant on Fed promises of whatever liquidity is necessary to “stabilize” interest rates and asset prices. It is even more concerning that the Fed seems to be promising liquidity, and so asset price support, to non-banks such as hedge funds. A liquid market is one where an asset can be sold immediately at a price close to its most recent price. Why should the Fed be promising that to investors in assets like junk bonds, where the market is by definition riskier?

It seems incredible that largely unregulated hedge funds with an insatiable appetite for leverage are holding financial markets hostage, but that seems to be at least part of the liquidity problem. The question is, what happens next? Will the Fed continue to let the hedge funds get away with this? Are they that afraid of a financial market crisis if hedge funds have to sell some assets to shrink their balance sheets and reduce their leverage? How would a forced deleveraging of hedge funds affect the risk-ladder of assets?

Perhaps the simplest way to look at this is that in the middle of the last market meltdown, in early September of 2008, shortly before Lehman declared bankruptcy, the repo market saw big stress. Having the issue resurfacing in 2019-2020 isn’t good. We’re comfortable watching and waiting before getting more aggressive with our portfolios. We believe there are times to take risk, but this certainly doesn’t seem like one of them. Back in 2007 we concluded the market party was starting to get pretty crazy and decided to scale back. We are taking the same basic approach here.

INVESTMENT STRATEGIES AND PORTFOLIO MANAGEMENT

We see plenty of possible problems, but investors still took abundant money from the Fed and ran with the ball. When Quantitative Easing phase 4 (“QE4”) started in the 4th quarter of 2019, it looked like the best guess was that the money was headed towards Treasuries. But after a slow start, the QE money started getting into more speculative investments, and we had a stock market melt up. Ultimately, stocks soared in the fourth quarter and bonds went down a bit (interest rates up a bit).

What do we do going forward? That’s a tougher question than a lot of people seem to think. Looking at sentiment surveys, people have moved out of bonds and into cyclically positive stocks like tech and banks. That is surprising to us. There seems to be a kneejerk tendency to think that QE leads to higher stock prices and a strong economy. We think that’s historically too simplistic. What has often happened is that the economy had been doing poorly, and QE came in just when the economy was set to improve anyway. There also have been times when QE came in and a slowdown continued. Domestically, we’ve seen stocks hang in during those times, but rotate to safer names. Internationally, the reaction to QE has been more Negative, with a move more wholeheartedly to ‘safe’ assets like government bonds.

Thus, given that QE4 isn’t targeted at anything specific, and the broadly varied history of what’s happened with central bank easing over time and place, it’s easy for us to imagine that we get a big rotation into safety at some point. It’s worth noting that few investors seem to be positioned for something like that. Along those lines it’s also interesting to see the similarities between now and 2000. The market had offensively valued tech names benefitting from Fed largess. We had calls of a new paradigm, where the old rules didn’t matter anymore. At the same time, we were pondering a slowdown in the economy. In 2000, the end result was a huge rotation out of growth and into value. We’d expect something that rhymes with that, though the economy is weaker this time around, so we’d expect a rush into safety (such as low volatility) more than value (such as low price-to-book and low growth).

Dealing with market tops can be difficult. Symons Capital saw the potential problems of 2000 and 2008 coming before they really had an impact. Thus, we missed some of the gains in 1999 and 2007. We’ve become similarly cautious here, and we are willing to deal with the pain of missing out a bit in order to protect capital. There are obvious economic problems and expensive markets, and we don’t want to get hit by them. After the fact, nobody cared about the last part of the moves we missed in 2000 or 2007, because they remember really well what came after the market turned. We believe we’re quite possibly looking at a similar scenario here. But it hasn’t happened yet and no one can predict the timing of any such event.

One final concern we have discussed in earlier Quarterly Letters is the ever growing debt burdens faced by countries, corporations and consumers. If something can’t go on forever, it won’t. We believe that current global debt burdens cannot be repaid in their entirety because debt is growing about twice as fast as the global (and U.S.) economy. But, of course, no one knows what will trigger a debt crisis. The most obvious trigger is interest rate increases, and that may be why central banks have been suppressing interest rates for most of the past decade.

PERFORMANCE

The Fund is an actively managed fund and may not correspond to or track its relative benchmark over the short-term. Our goal, as it has always been, is to generate long-term capital appreciation.

For the fiscal year ended November 30, 2019, the Fund’s return was 10.43% and the return of its benchmark, the S&P 500 Index, was 16.11% This underperformance was primarily due to the defensive positioning of the Fund’s portfolio, which at times held a substantial cash position, was overweight in defensive sectors with less downside risk, and was underweight in cyclical sectors with greater downside risk.

During the fiscal year, the Fund had limited exposure to the technology, financial and other cyclical sectors. The Fund was overweight in consumer staples, REITs and utilities stocks. As discussed above, while our hopes for economic growth are high, actual economic growth remains modest. Consumer staples, REITs and utilities stocks are not popular at the moment, but we have found that is where the attractive risk/reward valuations are, along with limited downside risk. We continue to be comfortable holding such high-quality stocks with sustainable revenue streams. Our consistent investment stance as risk managers is to protect against downside risks, to seek good risk/return opportunities, and thereby to build durable wealth.

Buying stocks for the long-term requires discipline and patience, particularly in markets with valuations that suggest higher than average downside risk. There is no such thing as “can’t lose” in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company’s stock price can be baffling. When we purchase a stock, it is not uncommon in the short term to see some level of price decline. Subsequently it is not uncommon for those same holdings to appreciate as initially expected. The result is that we often must demonstrate patience if the market for a stock does not immediately go our way. As we want every shareholder to understand, we are paid to manage risk.

CONCLUSION

Today, we see both a sideways market principally due to Fed liquidity injections and a range of possible risks to consider — high debt burdens, high stock valuations, weakening macroeconomic data, and continuing financial markets instability that has resulted in extensive central bank market interventions. What to do? We have built our research and portfolio management work on the belief that most investors’ core goal is to gain and maintain financial security. We seek that goal through Intelligent Risk Management (IRM). IRM is about finding the best risk/reward opportunities. Our IRM approach involves both macroeconomic research and fundamental stock analysis. IRM involves both seeking to limit downside risk and to find upside opportunities. There are times when it makes sense to risk money to capture opportunities. But we only want to risk money when the perceived reward makes sense.

We can’t predict the future, but we can gauge probabilities by examining what has happened in the past in similar circumstances, while also including present day differences (such as central bank market interventions) to identify possible future paths. We look at macroeconomics, company fundamentals, investor sentiment, market technicals, monetary and fiscal policy, inflation, and other factors that may impact the financial markets. The reason we analyze so much data, rather than just relying on factors like momentum, is that the core of our work is risk management. Making intelligent decisions includes weighing probabilities — having a good decision-making process is critical. Having a process that acknowledges uncertainties about the future reduces the potential impact of future risks. As we work toward making portfolio decisions, dealing with uncertainty means that we are never certain that we have the “right” answer, and so we are always looking for new and additional information to best identify the most likely probabilities among all the possibilities.

In our opinion, the IRM process is important to preserving capital in the short-term and building financial security in the long-term. We believe it has served our clients well over the past decades.

Yours sincerely,

Ed Symons, JD	Colin Symons, CFA
Chairman & Founder	Chief Investment Officer

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns* (for the periods ended November 30, 2019)
	1 Year	5 Year	10 Year
Symons Value Institutional Fund	10.43%	5.21%	7.71%
S&P 500 Index**	16.11%	10.98%	13.44%
S&P 500 Value Index **	15.81%	8.97%	12.01%

Total annual operating expenses, as disclosed in the Symons Value Institutional Fund (the “Fund”) prospectus dated February 25, 2019, as amended March 28, 2019, which included acquired fund fees and expenses of 0.01%, were 1.44% of average daily assets (0.98% after fee waivers by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.97% of the average daily net assets through March 31, 2022. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 679-6667.

INVESTMENT RESULTS – (Unaudited) (continued)

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. The performance shown reflects the performance of the original share class of the Fund. The original share class commenced operations in December 2006. The original share class of the Fund converted into the current share class of the Fund on March 27, 2019, which is the date the current share class commenced operations. The performance above is the performance of the current share class, which includes the performance of the original share class for periods prior to March 27, 2019.

**

The S&P 500® Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500® Value Index measures the performance of the large-capitalization value sector in the U.S. equity market and is a subset of the S&P 500® Index. It consists of those stocks in the S&P 500® Index exhibiting the strongest value characteristics. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (877) 679-6667.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on November 30, 2009 and held through November 30, 2019. The S&P 500® Index and S&P 500® Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The index returns do not include expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in each index plus the reinvestment of dividends and are not annualized. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 679-6667. You should carefully consider the investment objectives, potential risks, management fees and charges and expenses of the fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

(a)	As a percent of net assets.

The investment objective of the Symons Value Institutional Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

SYMONS VALUE INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

November 30, 2019

COMMON STOCKS — 85.04%	Shares	Fair Value
Beverages — 5.73%
Coca-Cola Company (The)	8,639	$461,322
Molson Coors Brewing Company, Class B	8,035	405,607
		866,929
Diversified Telecommunication Services — 2.32%
AT&T, Inc.	9,381	350,662

Electric Utilities — 13.29%
Alliant Energy Corporation	9,705	514,365
Duke Energy Corporation	7,611	671,062
PPL Corporation	24,299	826,895
		2,012,322
Entertainment — 1.79%
Viacom, Inc., Class B	11,250	270,788

Equity Real Estate Investment Trusts (REITs) — 11.11%
Crown Castle International Corporation	2,385	318,779
GEO Group, Inc. (The)	17,804	246,763
Host Hotels & Resorts, Inc.	15,619	273,176
OUTFRONT Media, Inc.	8,186	204,486
Park Hotels & Resorts, Inc.	15,743	372,323
Public Storage	1,265	266,510
		1,682,037
Food & Staples Retailing — 2.49%
Kroger Company (The)	13,801	377,319

Food Products — 9.19%
Archer-Daniels-Midland Company	5,197	223,107
Conagra Brands, Inc.	12,711	366,968
Hershey Company (The)	1,929	285,801
J.M. Smucker Company (The)	2,805	294,777
Kraft Heinz Company (The)	7,210	219,905
		1,390,558

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS – (continued)

November 30, 2019

COMMON STOCKS — 85.04% — (continued)	Shares	Fair Value
Health Care Providers & Services — 2.34%
Quest Diagnostics, Inc.	3,322	$353,959

Hotels, Restaurants & Leisure — 4.82%
Luckin Coffee, Inc. (China) - ADR(a)	24,226	730,414

Household Durables — 3.73%
Newell Brands, Inc.	29,367	564,434

Household Products — 3.52%
Clorox Company (The)	3,594	532,739

Independent Power and Renewable Electricity Producers — 4.61%
AES Corporation	36,876	697,325

Media — 2.37%
Discovery, Inc. - Series A(a)	10,915	359,539

Mortgage Real Estate Investment Trusts (REITs) — 3.03%
Annaly Capital Management, Inc.	49,097	458,075

Multi-Utilities — 7.25%
Consolidated Edison, Inc.	5,383	467,729
Dominion Energy, Inc.	7,568	628,976
		1,096,705
Personal Products — 1.72%
Coty, Inc., Class A	22,558	260,319

Pharmaceuticals — 3.25%
Bristol-Myers Squibb Company	8,637	491,791

Water Utilities — 2.48%
Aqua America, Inc.	8,474	375,144

Total Common Stocks (Cost $11,629,691)		12,871,059

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS – (continued)

November 30, 2019

RIGHTS — 0.04%	Shares	Fair Value
Pharmaceuticals — 0.04%
Bristol-Myers Squibb Company, Expiring 3/31/21(a)	2,946	$6,334

Total Rights (Cost $6,658)		6,334

MONEY MARKET FUNDS — 14.79%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio - Institutional Class, 1.52%(b)	2,238,472	2,238,472
Total Money Market Funds (Cost $2,238,472)		2,238,472
Total Investments — 99.87% (Cost $13,874,821)		15,115,865
Other Assets in Excess of Liabilities — 0.13%		20,371
NET ASSETS — 100.00%		$15,136,236

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2019.

ADR – American Depositary Receipt.

The industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES

November 30, 2019

Assets
Investments in securities at fair value (cost $13,874,821)	$15,115,865
Receivable for fund shares sold	462
Dividends receivable	47,613
Receivable from Adviser	9,629
Prepaid expenses	14,052
Total Assets	15,187,621
Liabilities
Payable for fund shares redeemed	20,521
Payable to Administrator	6,900
Payable for Administrative Services Plan fees	2,394
Other accrued expenses	21,570
Total Liabilities	51,385
Net Assets	$15,136,236
Net Assets consist of:
Paid-in capital	$12,766,658
Accumulated earnings	2,369,578
Net Assets	$15,136,236
Shares outstanding (unlimited number of shares authorized, no par value)	1,585,663
Net asset value, offering and redemption price per share	$9.55

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
STATEMENT OF OPERATIONS

For the year ended November 30, 2019

Investment Income
Dividend income (net of foreign taxes withheld of $460)	$797,691
Total investment income	797,691
Expenses
Adviser	223,895
Administration	30,000
Fund accounting	26,339
Registration	20,648
Legal	19,621
Audit and tax preparation	17,300
Transfer agent	15,000
Trustee	13,770
Compliance services	12,000
Report printing	11,229
Administrative services plan	10,680
Insurance	3,682
Custodian	3,494
Pricing	897
Miscellaneous	22,632
Total expenses	431,187
Fees waived by Adviser	(178,086)
Net operating expenses	253,101
Net investment income	544,590

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	1,070,442
Net realized loss on foreign currency translations	(182)
Net change in unrealized appreciation of investment securities	168,111
Net realized and change in unrealized gain on investments	1,238,371
Net increase in net assets resulting from operations	$1,782,961

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$544,590	$738,948
Net realized gain on investment securities and foreign currency translations	1,070,260	3,958,989
Net change in unrealized appreciation (depreciation) of investment securities	168,111	(4,294,197)
Net increase in net assets resulting from operations	1,782,961	403,740

Distributions to Shareholders from Earnings	(4,549,028)	(9,285,830)
Capital Transactions
Proceeds from shares sold	2,238,167	3,361,375
Proceeds from redemption fees(a)	5,025	408
Reinvestment of distributions	3,918,172	8,367,314
Amount paid for shares redeemed	(18,516,247)	(45,574,213)
Net decrease in net assets resulting from capital transactions	(12,354,883)	(33,845,116)
Total Decrease in Net Assets	(15,120,950)	(42,727,206)
Net Assets
Beginning of year	30,257,186	72,984,392
End of year	$15,136,236	$30,257,186
Share Transactions
Shares sold	251,653	329,169
Shares issued in reinvestment of distributions	486,232	803,503
Shares redeemed	(2,070,861)	(4,453,150)
Net decrease in shares outstanding	(1,332,976)	(3,320,478)

(a)	Prior to February 25, 2019, the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Year Ended November 30,
	2019	2018	2017	2016	2015

Selected Per Share Data:
Net asset value, beginning of year	$10.37	$11.70	$10.83	$11.07	$12.91
Investment operations:
Net investment income	0.23	0.18	0.18	0.14	0.18
Net realized and unrealized gain (loss) on investments	0.53	0.08 (a)	1.09	0.19	(0.29)
Total from investment operations	0.76	0.26	1.27	0.33	(0.11)
Less distributions to shareholders from:
Net investment income	(0.22)	(0.18)	(0.17)	(0.14)	(0.20)
Net realized gains	(1.36)	(1.41)	(0.23)	(0.43)	(1.53)
Total distributions	(1.58)	(1.59)	(0.40)	(0.57)	(1.73)
Paid in capital from redemption fees(b)	—	—	—	—	—
Net asset value, end of year	$9.55	$10.37	$11.70	$10.83	$11.07
Total Return(c)	10.43%	2.35%	11.93%	3.05%	(1.11)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$15,136	$30,257	$72,984	$90,105	$78,958
Ratio of net expenses to average net assets	1.06%	1.21%	1.21%	1.21%	1.21%
Ratio of expenses to average net assets before waiver	1.81%	1.43%	1.30%	1.30%	1.34%
Ratio of net investment income to average net assets after expense waiver	2.28%	1.53%	1.49%	1.30%	1.61%
Portfolio turnover rate	41%	76%	89%	83%	65%

(a)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(b)	Redemption fees resulted in less than $0.005 per share. Prior to February 25, 2019, the Fund charged a 2.00% redemption fee.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS

November 30, 2019

NOTE 1. ORGANIZATION

The Symons Value Institutional Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Symons Capital Management, Inc. (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund currently offers one class of shares, and may offer additional classes of shares in the future. Class I (the original class) and Class II shares were added by a prospectus effective February 25, 2019. The Board approved the conversion of the Fund’s Class I shares into Class II shares, which took place after the close of business on March 27, 2019. Class II shares were not available for purchase until the conversion took place, and effective immediately after the conversion, the designation “Class II” was removed from the surviving share class. The share class conversion was not a taxable event for federal income tax purposes, and did not result in the recognition of gain or loss by converting shareholders. The performance of the original share class will continue to be reflected in the current performance of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2019, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Redemption Fees – Prior to February 25, 2019, the Fund charged a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fee charged as an increase in paid-in capital and such fees became part of the Fund’s daily NAV calculation. Subsequent to February 25, 2019, shares are not subject to a redemption fee.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS –
continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS –
continued

event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2019:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$12,871,059	$—	$—	$12,871,059
Rights	6,334	—	—	6,334
Money Market Funds	2,238,472	—	—	2,238,472
Total	$15,115,865	$—	$—	$15,115,865

(a)	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Fund. Prior to March 28, 2019, the Adviser was paid at an annual rate of 1.00% of the average daily net assets of the Fund.

Effective March 28, 2019, the Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES –
continued

any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.97% of the Fund’s average daily net assets through March 31, 2022. This expense limitation agreement may not be terminated prior to this date except by the Board of Trustees. Prior to March 28, 2019, the Fund’s ratio of total operating expenses was limited to 1.21%. For the fiscal year ended November 30, 2019, the Adviser earned a fee of $223,895 from the Fund. For the fiscal year ended November 30, 2019, the Adviser waived fees of $178,086. At November 30, 2019, the Adviser owed the Fund $9,629.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of November 30, 2019, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements as follows:

November 30, 2020	$72,811
November 30, 2021	104,277
November 30, 2022	178,086

Ultimus Fund Solutions, LLC (the “Administrator”), provides the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended November 30, 2019, the Administrator earned fees of $30,000 for administration services, $26,339 for fund accounting services, $15,000 for transfer agent services and $12,000 for compliance services. A portion of the fees paid to the Administrator for compliance services are paid to the Chief Compliance Officer. At November 30, 2019, the Fund owed the Administrator $6,900 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust received annual compensation

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES –
continued

of $2,070 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each received annual compensation of $2,520 per fund from the Trust. Trustees also received $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

Effective with the commencement of the current share class (see Note 1), the Trust, with respect to the Fund, has adopted an Administrative Services Plan pursuant to which the Fund may pay an annual fee of up to 0.10% of the Fund’s average daily net assets to financial intermediaries that provide administrative services to shareholders pursuant to a written agreement with the Fund or the Distributor. Alternatively, the Fund may reimburse the Adviser for compensating those intermediaries. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s shares. For the fiscal year ended November 30, 2019, the Fund incurred Administrative Service fees of $10,680. At November 30, 2019, $2,394 was owed to the Adviser pursuant to the Administrative Services Plan.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2019, purchases and sales of investment securities, other than short-term investments, were $8,548,277 and $24,012,859, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended November 30, 2019.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$1,645,954
Gross unrealized depreciation	(561,696)
Net unrealized appreciation/(depreciation) on investments	$1,084,258
Tax cost of investments	$14,031,607

At November 30, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for certain investments.

The tax character of distributions paid for the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income(a)	$3,113,150	$2,365,879
Long-term capital gains	1,435,878	6,919,951
Total distributions paid	$4,549,028	$9,285,830

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$597,513
Undistributed long term capital gains	687,807
Unrealized appreciation on investments	1,084,258
Total accumulated earnings	$2,369,578

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2019

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2019, the Fund had 27.63% of the value of its net assets invested in stocks within the Utilities sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Effective December 31, 2019, the Fund’s principal underwriter and distributor, Unified Financial Securities, LLC, (“Unified”) merged with and into Ultimus Fund Distributors, LLC (“UFD”). On that date, the distribution agreement pursuant to which Unified served as the principal underwriter of the Fund automatically terminated was, with the Board’s approval, replaced with a new distribution agreement on substantially the same terms, except that UFD is the new principal underwriter.

On December 20, 2019, the Fund paid an income distribution of $0.043692 per share, a short-term capital gain distribution of $0.335389 per share, and a long-term capital gain distribution of $0.436366 per share to shareholders of record on December 19, 2019.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Symons Value Institutional Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Symons Value Institutional Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM – (continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 23, 2020

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 through November 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Symons Value Institutional Fund	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$ 1,000.00	$ 1,112.50	$ 5.14	0.97%
Hypothetical(b)	$ 1,000.00	$ 1,020.21	$ 4.91	0.97%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

ADDITIONAL FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended November 30, 2019, the Fund designates 35.60% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended November 30, 2019, the Fund designates 33.04% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

For the year ended November 30, 2019, the Fund designated $1,435,878 as long-term capital gain distributions.

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund.

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since 2008.
Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Current: Retired (2017 to present) Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001 - 2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 25 series.

TRUSTEES AND OFFICERS (Unaudited) – (continued)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011 and CCO of Unified Financial Securities, LLC, since 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (877) 679-6667 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available: (1) without charge upon request by calling the Fund at (877) 679-6667 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and
Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Symons Value Institutional Fund:	FY 2019	$13,500
	FY 2018	$13,500

Auer Growth Fund:	FY 2019	$13,500
	FY 2018	$13,500

(b)	Audit-Related Fees

Registrant
Symons Value Institutional Fund:	FY 2019	$0
	FY 2018	$0

Auer Growth Fund:	FY 2019	$0
	FY 2018	$0

(c)	Tax Fees

Registrant
Symons Value Institutional Fund:	FY 2019	$3,000
	FY 2018	$3,000

Auer Growth Fund:	FY 2019	$4,000
	FY 2018	$4,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
Symons Value Institutional Fund:	FY 2019	$0
	FY 2018	$0

Auer Growth Fund:	FY 2019	$0
	FY 2018	$0

Nature of the fees:	Not applicable

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2019	$0	$0
FY 2018	$0	$0

(h) The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)	(1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	1/27/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	1/27/20

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	1/27/20